UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 4, 2022

OneSpan Inc.

(Exact name of registrant as specified in charter)

Delaware	000-24389	36-4169320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

121 West Wacker Drive, Suite 2050

Chicago, Illinois 60601

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (312) 766-4001

N/A

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	OSPN	NASDAQ

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 4, 2022, OneSpan Inc. (the “Company”) and Mr. Steven Worth, the Company’s General Counsel, Chief Compliance Officer and Corporate Secretary, reached an agreement regarding Mr. Worth’s resignation from the Company after six years of service. Mr. Worth’s last day of employment will be April 8, 2022. In connection with his departure, Mr. Worth is eligible to receive the following severance benefits, subject to the execution and non-revocation of a general release and waiver of claims: (a) an amount equal to (i) one year of Mr. Worth’s current base salary and (ii) 100% of Mr. Worth’s current annual incentive compensation target, together totaling $616,011, less applicable taxes and withholding deductions, and (b) subject to Mr. Worth’s timely election for COBRA continuation coverage, continued participation by Mr. Worth and his eligible dependents in the Company’s group health plans at the same rates as active employees for 12 months, as more fully described in the Separation Agreement and General Release, dated as of April 4, 2022, attached hereto as Exhibit 10.1 and incorporated herein by reference.

For a portion of 2021, Mr. Worth also served as the Company’s Interim Chief Financial Officer and Treasurer, and later, from August 2, 2021 to November 29, 2021, he led the Company as its Interim President and Chief Executive Officer. Mr. Worth completed his transition responsibilities over the last several months to the Company’s current President and Chief Executive Officer, Matt Moynahan. Mr. Worth intends to pursue other opportunities outside of OneSpan.

ITEM 9.01 Financial Statements and Exhibits

(d)   Exhibits. The following Exhibits are filed herewith:

Exhibit Number	Description
10.1	Separation Agreement and General Release dated April 4, 2022
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 5, 2022	OneSpan Inc.

/s/ Matthew Moynahan
Matthew Moynahan
President and Chief Executive Officer
(Principal Executive Officer)